                                                                   EXHIBIT 10.24

                             BANK AGENCY AGREEMENT


                                                               December 21, 1995


TO:  The First National Bank of Chicago
     One First National Plaza
     Mail Suite 0196
     Chicago, Illinois  60670-0196


Ladies and Gentlemen:

     This Letter Agreement, between you (collectively, the "Bank"), General Manufactured Housing, Inc., a Georgia corporation (the "Company"), First Source Financial LLP (the "Lender"), First Source Financial, Inc. (the "Servicer") and Citicorp North America, Inc. (the "Agent") shall serve as instructions regarding the operation and procedures for all lockboxes and bank accounts specifically identified herein and any other lockboxes and bank accounts now or hereafter maintained at the Bank by, or for the deposit, credit or custody of property of the Company.

     1. EFFECTIVENESS. This Agreement shall take effect immediately upon the execution and delivery of this Agreement by each of the parties hereto.

     2. LOCKBOX AND ACCOUNT IDENTIFICATION. This Agreement applies to Lockbox No. 93541 at the Bank (the "Lockbox"), controlled disbursement zero balance Account No. 94-18857 at the Bank (the "Operating Account"), and Master Concentration Account No. 55-45021 (the "Master Account") at the Bank. The Master Account, the Operating Account and all other bank accounts now or hereafter maintained at the Bank by, or for the deposit, credit or custody of property, of the Company are herein called the "Accounts".

     3. SECURITY INTEREST: AGENCY. (a) The Company has granted, and does hereby grant, to the Lender a continuing lien upon, and security interest in, all funds, items, instruments, investments, securities and other things of value at any time paid, deposited, credited or held (whether for collection, provisionally or otherwise) in each Account and the Lockbox and all other property of the Company from time to time in the possession or under the control of, or in transit to the Bank or any agent, bailee or custodian therefor, and all proceeds of all of the foregoing, including, without limitation, any of the foregoing from time to time paid, deposited, credited or held in the Lockbox, the Master Account or the Operating Account (collectively, the "Account Collateral").

          (b) The Lender hereby appoints the Bank as the Lender's pledgee-in-possession for the Lockbox, the Accounts and all of the Account Collateral, and the Bank by its execution and delivery of this Agreement hereby accepts such appointment and agrees to be bound by the terms of this Agreement. The Company hereby agrees to such appointment of the Bank and further agrees that the Bank, on behalf of the Lender, shall be entitled to exercise, upon the instructions of the Lender or the Servicer, acting in its capacity as agent on behalf of the Lender, any and all rights which the Lender may have (i) under or in connection with the Secured Credit Agreement dated as of December __, 1995 between the Company and the Lender (the "Credit Agreement"), all promissory notes, all agreements executed pursuant to the Credit Agreement pursuant to which security interests and liens are granted to the Lender, or (ii) under applicable law, in each case with respect to the Lockbox, the Accounts, and all other collateral described in this
SECTION 3. The Bank agrees to take such action as shall from time to time be specified in writing by the Lender or the Servicer, acting in its capacity as agent on behalf of the Lender, to enable the Lender to exercise its rights and remedies with respect to the lien and security interest described in this
SECTION 3.

          (c) The Lender and the Servicer have entered into certain financing arrangements with the Agent, and certain other financial institutions on whose behalf the Agent is authorized to act (the "Financing"). As part of the Financing, the Lender has granted to the Agent a continuing lien upon, and security interest in, all of the Lender's interests in the property of the Company, including, without limitation, all of the Lender's interest in the Lockbox, the Accounts and the Account Collateral. The Agent holds its lien and security interest described in this SECTION 3 on behalf of certain other "Senior Creditors" (as such term is defined in the various agreements evidencing the Financing) and as such, acts as the contractual representative for such Senior Creditors. Each of the Lender, the Servicer and the Company hereby authorize the Bank after it has received notice from the Agent that an Event of Termination has occurred under the Financing, to take such action as shall from time to time thereafter be specified in writing by the Agent to enable the Agent to exercise its rights and remedies with respect to the lien and security interest granted to the Agent as part of the Financing.

          (d) Each of the Lender, the Servicer, the Company and the Bank hereby agree that after the Bank has received notice from the Agent that an Event of Termination has occurred (i) any instructions given to the Bank by the Agent shall supersede those given by the Lender or the Servicer acting on the Lender's behalf and (ii) the Bank shall not comply with any instructions given by the Lender, the Servicer or the Company unless otherwise authorized to do so by the Agent.

     4. CONTROL OF LOCKBOX AND MASTER ACCOUNT. The Lockbox (and any related post office boxes) and the Master Account shall be under the sole dominion and control of the Servicer acting on the Lender's behalf, subject to the rights of the Lender specified herein to direct the Bank, and shall be maintained by the Bank in the name of "First Source Financial LLP Collateral Account for General Manufactured Housing, Inc." Neither the Company nor any other person or entity claiming by, through or under the Company shall have any control over the use of, or any right to withdraw any amount from, the Lockbox or the Master Account.

     5. LOCKBOX AND ACCOUNT PROCEDURES. The Bank shall have exclusive and unrestricted access to, and shall collect the mail addressed or delivered to, the Lockbox (even though addressed to the Company) on each business day in accordance with the Bank's regular collection schedule. The Bank shall follow the following procedures with respect to items so collected from the Lockbox and other deposited items:

          (a) Open mail addressed or delivered to the Lockbox (even though addressed to the Company) and endorse all items and remittances contained therein for deposit in the Master Account and credit such items and remittances to the Master Account.

          (b) Apply and credit to the Master Account all wire transfers and ACH entries directed to the Master Account and apply and credit for deposit to the Master Account all checks and other items from time to time tendered by the Company for deposit.

          (c) It is understood and agreed that all such items and remittances credited to the Master Account shall be subject to the usual terms and conditions of the Bank in regard to deposits.

          (d) Until the Lender or the Servicer acting on the Lender's behalf provides notice to the Bank as to the occurrence of an Event of Default under the Credit Agreement, on each business day determine the balance of funds in the Master Account then deemed to be collected in accordance with the Bank's customary availability schedule prior to 10:00 a.m. (Chicago time) and:

               (i) transfer automatically to the Operating Account an aggregate amount equal to the amount of (A) all unpaid checks presented thereon and not returned as of the preceding business day and (B) ACH credit entries authorized by the Company, or, if less, the amount of such collected funds on deposit in the Master Account. It is understood that if funds in the Operating Account (including the proceeds of any loans made pursuant to the Credit Agreement) are insufficient to pay checks after transfer of funds from the Master Account pursuant to this SECTION 3(D)(I), the Bank may, in its sole discretion, return such checks unpaid.

               (ii) transfer any balance of collected funds on deposit in the Master Account after giving effect to the transfer described in the preceding clause (i) to the Lender pursuant to such transfer instructions as the Lender or the Servicer acting on behalf of the Lender may from time to time give.

          (e) In performing its obligations with respect to the Lockbox, the Bank may discover from time to time remittances bearing restrictive legends. Any such items discovered by the Bank shall be returned to the Company unprocessed for further instructions (or, following the Bank's receipt of any notice from the Lender or Servicer of any Event of Default under the Credit Agreement, it shall forward such items to the Servicer, or, following the Bank's receipt of any notice from the Agent of the occurrence of any Event of Termination under the Financing, to such other person or entity as the Agent may direct), PROVIDED, HOWEVER, that the Bank shall have no responsibility for its failure to discover any items bearing a restrictive legend, nor for the Bank's failure to determine in any manner the correctness of any remittance. In addition, the Bank reserves the right, should there be a question as to any particular item sent to the Lockbox, to forward such item to the Company for inspection and instructions before processing for deposit (except that after the Bank receives any notice from the Lender or the Servicer of any Event of Default under the Credit Agreement, it shall forward such items to the Servicer, or, following the Bank's receipt of any notice from the Agent of the occurrence of any Event of Termination under the Financing, to such other person or entity as the Agent may direct).

          (f) For items which were accepted for credit to the Master Account and are later returned unpaid, the Bank shall re-present them through a clearing channel selected by the Bank. If any such item is returned unpaid a second time, the Bank shall debit the Master Account and return the item to the Company. The Bank shall inform the Company, or, after notice of any Event of Default, the Servicer, or, at any time, to the Agent if the Agent so directs the Bank, of the particulars of such items.

          (g) The Bank shall mail to the Company, via first class mail, all documents (invoices, etc.) received with the remittances, together with a credit advice and photocopies of checks deposited. Following the Bank's receipt of any notice of the occurrence of any Event of Default under the Credit Agreement, such documents shall be mailed to the Servicer and, following the Bank's receipt of any notice from the Agent of the occurrence of any Event of Termination under the Financing, such documents shall be mailed to the Agent or such other person or entity as the Agent may direct.

          (h) At the close of each banking day, the Bank shall mail to the Company any checks, other evidence of payment, and any other mail that does not appear to represent a remittance, except that checks not appearing to represent remittances shall be mailed to the Servicer only after the Bank receives any notice of any Event of Default under the Credit Agreement and, following the Bank's receipt of any notice of the occurrence of any Event of Termination under the Financing, such checks shall be mailed to the Agent or such other person or entity as the Agent may direct.

          (i) The Bank will adhere to the following procedures concerning irregular items:

               (i) The Bank will process those checks that lack a signature and will inscribe the postmark date on those checks that arrive with no date.

               (ii) The Bank will return to the Company any checks postdated three or more days, except that after the Bank receives any notice from the Lender or the Servicer of any Event of Default, the Lender or the Servicer, as the case be, may require the Bank to return such item to it and after the Bank receives any notice from the Agent of the occurrence of an Event of Termination, the Agent may require the Bank to return such item to it or such other person or entity as the Agent may direct. If a check carries and has violated the phrase "void after x-number of days", or is dated over 6 months past, the check will be returned to the Company.

               (iii) If the numeric and written amounts of the check should disagree and the amount cannot be verified from a supporting document, the Bank will process the check for the written amount.

     6. EVENTS OF DEFAULT AND TERMINATION. (a) At all times after the Bank's receipt of any notice from the Lender or the Servicer of the occurrence of any Event of Default under the Credit Agreement, the Bank shall follow the instructions of the Lender and the Servicer as to the holding, investment and transfer of all collected amounts from time to time on deposit in the Master Account. In addition, the Company agrees that the Bank may act as the agent of the Lender in exercising as to any funds or items from time to time in the Lockbox or on deposit in any of the Accounts any rights of set-off provided by applicable law or by the Credit Agreement. The Company agrees that the Bank shall be entitled to rely, without independent investigation, on any statement of the Lender or the Servicer to the effect that an Event of Default has occurred and is continuing or to the effect that any exercise of set-off requested by the Lender or the Servicer is permitted under applicable law or the Credit Agreement.

          (b) At all times after the Bank's receipt of notice from the Agent that an Event of Termination under the Financing has occurred, the Bank shall no longer follow any instructions given to the Bank by the Servicer or the Lender, but shall act only upon the express instructions of the Agent. All of the rights and remedies granted to the Lender or the Servicer hereunder shall immediately upon such notice of an Event of Termination under the Financing become available to the Agent at such time. Each of the Company, the Lender and the Servicer agrees that the Bank shall be entitled to rely, without independent investigation, on any statement of the Agent to the effect that an Event of Termination has occurred and is continuing or to the effect that any exercise of set-off requested by the Agent is permitted under applicable law or the agreements executed and delivered in connection with the Financing.

     7.   STATEMENTS;   INFORMATION.   The Bank shall prepare monthly statements
of credits and debits to the Accounts in its standard forms and according to its current practices and mail copies of such statements to such persons or departments of the Company as the Company may designate from time to time and mail one copy of any such statements prepared to the Servicer. In addition, the Bank shall provide the Lender and the Servicer with such information with respect to the Lockbox and the Accounts as the Lender or the Servicer may from time to time reasonably request, and following notice from the Agent that an Event of Termination under the Financing has occurred, such information as the Agent shall reasonably request, and the Company hereby consents to such information being provided to the Lender, the Servicer or the Agent, as the case may be.

     8.   COMPENSATION.

          (a)  The Company hereby agrees to:

               (i) pay to the Bank the Bank's usual and customary charges with respect to the Lockbox, the Accounts, and all services performed for the Company under this Agreement. It is understood that the Bank may change these charges without prior notice. It is understood and agreed that the Company shall be responsible for payment of these charges and all other expenses related to the provision of services under this Agreement. The Bank will send the Company an invoice detailing these charges periodically and the Company shall pay the amount due within thirty (30) days of receipt. In the event the Company fails to pay, the Bank may exercise its right of set-off against the Accounts for such amounts. In the event there are not sufficient funds in the Accounts to pay these charges and expenses, the Lender agrees to pay them within ten (10) business days of receipt of the Bank's written notice to the Lender.

               (ii) on and after the date a notice of an Event of Default is given, provide the Servicer with a monthly statement showing the invoices sent with respect to the Lockbox and the Accounts, the amount thereof and whether or not such invoices have been paid as of the date of such statement. After the Bank receives notice from the Agent that an Event of Termination has occurred, such information shall be provided to the Agent rather than the Servicer.

          (b) The Bank shall notify the Servicer if the compensation provided above in this SECTION 8 has not been paid by the Company. The Bank shall not discontinue any service provided for in this Agreement unless thirty
     (30) days shall have elapsed from the date such notice is received by the Servicer and such compensation then shall not have been paid. After the Bank receives notice from the Agent that an Event of Termination has occurred, such notice shall be provided to the Agent rather than the Servicer.

          (c) The Company agrees to compensate the Bank for all services provided to the Lender, the Servicer or the Agent under this Agreement. Such services shall include, without limitation, action which the Bank takes pursuant to the Lender's, Servicer's or Agent's request under SECTION
     3. Such compensation shall be agreed upon from time to time by the Company and the Bank, except where the charges are for services for which the Bank has usual and customary charges, in which case such charges shall apply. Payment shall be made by the Company, or as the case may be, by the Lender, in accordance with the provisions of SECTION 8(A)(I).

     9. EXCULPATION. The Bank undertakes to perform only such duties as are expressly set forth herein. Notwithstanding any other provision of this Agreement, it is agreed by the parties hereto that the Bank shall not be liable for any action taken by it or any of its directors, officers, agents or employees in accordance with this Agreement, including, without limitation, any action so taken at the request of the Lender, the Servicer or the Agent, except for the Bank's or such person's own gross negligence or willful misconduct. In no event shall the Bank be liable for losses or delays resulting from computer malfunction, interruption of communication facilities, labor difficulties or other causes beyond the Bank's reasonable control or for indirect, special or consequential damages.

     10. IRREVOCABLE AGREEMENTS. Each of the Company, the Lender and the Servicer acknowledges that the agreements made by it and the authorizations granted by it herein are irrevocable and that the authorizations granted in SECTIONS 3, 4, 5 and 6 are powers coupled with an interest.

     11. SETOFF. (a) The Bank waives, with respect to all of its existing and future claims against the Company or any affiliate thereof, all existing and future rights of setoff and banker's liens against the Accounts, any Account Collateral and any other items (and proceeds thereof) that come into its possession in connection with the Accounts or the Lockbox, including, without limitation, any failure of collection of any funds transferred to the Company, PROVIDED, HOWEVER, that the Bank shall have the right to charge the Master Account, without duplication, (i) for all items deposited therein which are subsequently returned to the Bank unpaid and for any return charges payable by the Bank under applicable law, and (ii) for all past due compensation and expenses with respect to the Accounts as provided in SECTION 8(A)(I).

          (b) If any available funds transferred from the Master Account subsequently are not collected by the Bank for any reason whatsoever, the Bank shall have recourse for reimbursement of such funds to the Company; and, if reimbursement is not recovered from funds deposited in the Master Account or from the Company within ten (10) business days after the Bank's delivery of a written request for reimbursement to the Company, the Lender shall be responsible for such reimbursement and shall reimburse the Bank within ten business days of the Bank's written notice to the Lender.

     12.  MISCELLANEOUS.  This Agreement shall be effective as provided in
SECTION 1 hereof. This Agreement shall supersede any other agreement relating to the matters referred to herein. This Agreement constitutes the entire agreement with respect to the services provided hereunder and is binding upon the parties hereto and their respective successors and assigns

(including any trustee of the Company appointed or elected in any action under the Bankruptcy Reform Act of 1978, as amended) and shall inure to their benefit. The Lender is the current holder of all indebtedness secured by the security interest and lien described in SECTION 3 but may, subject to the restrictions set forth in the Secured Credit Agreement, in the future transfer, assign or sell all or part of such indebtedness and, thus, the Lender acts herein as agent for itself and any future holder of such indebtedness. The Agent holds its lien and security interest described in SECTION 3 on behalf of certain other Senior Creditors and as such, acts as the contractual representative for such Senior Creditors. Neither this Agreement nor any provision hereof may be changed, amended, modified or waived orally, but only by an instrument in writing signed by the parties hereto, PROVIDED that such instrument need be signed only by the Bank, the Lender, the Servicer and the Agent if it does not change any rights or obligations of, or authorizations granted by, or protections given to, the Company hereunder and notice thereof is provided by the Lender, the Servicer or the Agent to the Company. This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of Illinois without reference to its principles of conflicts of law. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. All obligations and rights of the parties hereto expressed herein shall be in addition to and not in limitation of those provided by applicable law. This Agreement may be executed in any number of counterparts which together shall constitute one and the same instrument.

     13. TERMINATION. This Agreement may be terminated by the Lender (or the Servicer acting on behalf of the Lender) or the Bank upon 30 days' advance written notice to the other parties hereto. All rights of the Bank under SECTION 8 and 9 for the period prior to any such termination shall survive such termination. After this Agreement is terminated, the Bank may continue to receive mail through the Lockbox. The Company or if an Event of Default has occurred, the Lender, agrees to pay the Bank's usual and customary charges for handling this mail.

     14. NOTICES. All notices, requests or other communications required or desired to be given to the Company, the Lender, the Servicer, the Agent or the Bank hereunder shall be given in writing (including facsimile transmission or similar writing) at the address or facsimile number specified below:

     LENDER:                  First Source Financial LLP
                              c/o First Source Financial, Inc.
                              2850 West Golf Road
                              5th Floor
                              Rolling Meadows, Illinois  60008
                              Attention: Loan Administration
                              Telephone: (708) 734-4040
                              Facsimile: (708) 734-7911


     SERVICER:                First Source Financial, Inc.
                              2850 West Golf Road
                              5th Floor
                              Rolling Meadows, Illinois  60008
                              Attention: Loan Administration

                              Telephone: (708) 734-4040
                              Facsimile: (708) 734-7911

     BANK:                    The First National Bank of Chicago
                              One First National Plaza
                              Mail Suite 0196
                              Chicago, Illinois  60670-0196
                              Attention: Account Officer - George Silca
                              Telephone: (312) 732-3776
                              Facsimile: (312) 732-3997


     AGENT:                   Citicorp North America, Inc.
                              450 Mamaroneck Avenue
                              Harrison, New York  10528
                              Attention: Corporate Asset Funding
                              Telephone: (914) 889-7157
                              Facsimile: (914) 889-7015


     COMPANY:                 General Manufactured Housing, Inc.
                              2255 Industrial Boulevard
                              Waycross, Georgia 31501
                              Attention: Samuel P. Scott
                              Telephone: (912) 285-5065
                              Facsimile: (912) 285-1397


     WITH A COPY TO:          Strategic Investments & Holdings, Inc.
                              369 Franklin Street
                              Buffalo, New York  14202
                              Attention:  Gary M. Brost
                              Telephone: (716) 857-6000
                              Facsimile: (716) 857-6490



Any party may change its address or facsimile number for notices hereunder by notice to each other party hereunder. Each notice, request or other communication shall be effective (a) if given by facsimile, when such facsimile is transmitted to the facsimile number specified in this Section and confirmation of receipt is made by the appropriate party, (b) if given by mail, 72 hours after such communication is deposited in the mails with registered first class postage prepaid, addressed as aforesaid or (c) if given by any other means, when delivered at the address specified in this Section.

     15. ELIGIBILITY OF BANK. The Bank hereby represents and warrants to the Lender, the Servicer and the Agent that the shareholder's equity of the Bank, as at the date of the latest published quarterly financial statements of the Bank, is at least $100,000,000. If the shareholders' equity of the Bank, as at the date of any quarterly financial statements of the Bank published hereafter, is less than $100,000,000, the Bank hereby agrees to promptly notify each of the Lender and the Agent thereof.

     16. RIGHTS OF AGENT. Notwithstanding anything to the contrary herein, Agent shall (a) have no rights greater than the rights of Lender and Servicer hereunder and (b) be bound by the terms and conditions of, and be subject to the restrictions in, the Credit Agreement and the documents delivered pursuant thereto, as if such Agent were the Lender thereunder.

     17. RELATED DOCUMENTS. The Bank shall not be deemed to have any knowledge (imputed or otherwise) of: (a) any of the terms or conditions of the Credit Agreement or any document referred to therein or relating to any financing arrangement among the Company or the Lender relating thereto (collectively, "Related Documents"); (b) any occurrence or existence of an Event of Default (other than as set forth in a notice of default); or (c) any other breach of any term or condition of the Credit Agreement or any other Related Document; and Bank has no obligation to inform any person of such breach or take any action in connection with any of the foregoing, except such actions regarding the Accounts and the Account Collateral as are specified in this Agreement. Bank is not responsible for the effectiveness, enforceability, genuineness or validity of the Credit Agreement or any other Related Document or the security interest granted herein or therein or for the observance or performance of any of the terms or conditions thereof.

     18. FINANCING DOCUMENTS. The Bank shall not be deemed to have any knowledge (imputed or otherwise) of: (a) any of the terms or conditions of the documents executed in connection with the Financing or any document referred to therein or relating to any financing arrangement among the Company, Lender or the Agent relating thereto (the "Financing Documents"); (b) any occurrence or existence of an Event of Termination (other than as set forth in a notice of default); or (c) any other breach of any term or condition of the Financing Documents; and Bank has no obligation to inform any person of such breach or take any action in connection with any of the foregoing, except such actions regarding the Accounts and the Account Collateral as are specified in this Agreement. Bank is not responsible for the effectiveness, enforceability, genuineness or validity of the Financing Documents or any security interest granted herein or therein or for the observance or performance of any of the terms or conditions thereof.

                              THE FIRST NATIONAL BANK OF CHICAGO

                              By:       /s/  F. Renee Coleman
                                        -----------------------------------
                              Name:        F. Renee Coleman
                                        -----------------------------------
                              Title:       [illegible]
                                        -----------------------------------


                              FIRST SOURCE FINANCIAL LLP

                              By:  First Source Financial, Inc., its Agent/
                                   Manager


                                   By: /s/ Edward A. Szarkowicz
                                      -------------------------------------
                                   Name:  Edward A. Szarkowicz, Esq.
                                   Title:    Vice President



                              FIRST SOURCE FINANCIAL, INC.

                              By:       /s/   Edward A. Szarkowicz
                                        -----------------------------------
                                 Name:  Edward A. Szarkowicz, Esq.

                                 Title: Vice President




The First National Bank of Chicago
December 21, 1995
Page 2




                                  CITICORP NORTH AMERICA, INC., as Agent

                                  By:       /s/    Michael Storm
                                            ------------------------------
                                    Name:          Michael Storm
                                            ------------------------------
                                    Title:         Vice President
                                            ------------------------------


Accepted and Agreed to as of
the date first above written:

GENERAL MANUFACTURED HOUSING, INC.

By:            /s/  Gary M. Brost
               -------------------------------
     Name:     Gary M. Brost
     Title:    President